UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               Form 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):July 3, 2002 (July 2, 2002)


                             GARAN, INCORPORATED
                     ---------------------------------
             (Exact Name of registrant specified in its charter)



           Virginia              1-4506               13-5665557
          ----------           ----------           ---------------
         (State or other       (Commission         (I.R.S. Employer
         Jurisdiction of       File Number)       Identification No.)
          Incorporation)



        350 Fifth Avenue, 19th Floor
               New York, NY                                 10118
        -----------------------------                      -------
           (Address of principal                          (Zip Code)
            executive offices)




                    Registrant's telephone number: (212) 563-2000

ITEM 5.  OTHER EVENTS

         Berkshire Hathaway Inc., a Delaware corporation ("Parent"), BG Merger Sub Inc., a Virginia corporation and a wholly owned subsidiary of Parent ("Merger Sub") and Garan, Incorporated, a Virginia corporation ("Company"), have entered into an Agreement and Plan of Merger dated as of July 2, 2002 ("Merger Agreement"), pursuant to which Merger Sub will merge with and into the Company ("Merger") with the Company surviving the Merger. In the Merger, each issued and outstanding share of the common stock, no par value, of the Company will be canceled and converted into the right to receive $60.00 in cash.

         In connection with the Merger, concurrently with the execution and delivery of the Merger Agreement and as a condition to Parent's and Merger Sub's willingness to enter into the Merger Agreement, Parent and Merger Sub have entered into a Stockholders Agreement, dated as of July 2, 2002, with the Company stockholders named therein ("Stockholders Agreement"), pursuant to which each such stockholder has, among other things, agreed to vote the shares of Company common stock beneficially owned by such stockholder in favor of the Merger and the Merger Agreement and against competing acquisition proposals, in each case subject to and on the conditions set forth in the Stockholders Agreement.

       Also in connection with the Merger, the Company has executed the Amendment, dated as of July 2, 2002 ("Rights Amendment"), to the Amended and Restated Rights Agreement, dated as of April 21, 1993, as amended October 1, 2001 ("Rights Agreement"), by and between the Company and JPMorgan
Chase Bank (successor to Chemical Bank), as rights agent, and Mellon Investor Services LLC, as successor rights agent. The Rights Amendment provides that the execution, delivery, and performance of the Merger Agreement and the Stockholders Agreement, and the consummation of the Merger and the other transactions contemplated thereby, will not cause Parent, Merger Sub, or any of their affiliates to become an "Acquiring Person" (as defined in the Rights Agreement) or give rise to a "Distribution Date," "Stock Acquisition Date," or "Triggering Event" (as each such term is defined in the Rights Agreement). In addition, pursuant to the Rights Amendment, JPMorgan Chase Bank resigned as rights agent and Mellon Investor Services LLC was appointed as its successor.

       Additionally, in connection with the Merger, certain executive officers of the Company have agreed to amend the terms of their respective employment agreements (each such amendment, an "Amendatory Agreement") with the Company.

       The Merger Agreement, the Stockholders Agreement, the Rights Amendment, each Amendatory Agreement, and the press release jointly issued by the Company and the Parent on July 2, 2002, are attached as exhibits and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)	Not Applicable.

         (b)	Not Applicable.

         (c)	Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


EXHIBIT NO.   DESCRIPTION

  2.1 Agreement and Plan of Merger, dated as of July 2, 2002, by and among Berkshire Hathaway Inc., BG Merger Sub Inc. and Garan, Incorporated.

  2.2 Stockholders Agreement, dated as of July 2, 2002, by and among Berkshire Hathaway Inc., BG Merger Sub Inc., and the stockholders named therein.

  4.1 Amendment, dated as of July 2, 2002, to the Amended and Restated Rights Agreement, dated as of April 21, 1993 (as amended October 1, 2001), by and between Garan, Incorporated, JPMorgan Chase Bank (successor to
              Chemical Bank), and Mellon Investor Services LLC
              (Incorporated by reference to the Company's Registration Statement on Form 8-A filed on July 3, 2002).

  10.1 Amendatory Agreement, dated as of July 2, 2002, between Garan, Incorporated and Seymour Lichtenstein.

  10.2 Amendatory Agreement, dated as of July 2, 2002, between Garan, Incorporated and Jerald Kamiel.

  10.3 Amendatory Agreement, dated as of July 2, 2002, between Garan, Incorporated and William J. Wilson.

  10.4 Amendatory Agreement, dated as of July 2, 2002, between Garan, Incorporated and Rodney Faver.

  99.1        Joint Press Release, dated July 2, 2002, of Garan,
              Incorporated and Berkshire Hathaway Inc.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GARAN, INCORPORATED

                                        By: /s/ Seymour Lichtenstein
                                            --------------------------
                                            Seymour Lichtenstein
                                            Principal Executive Officer
Date:  July 3, 2002

                                 EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

  2.1 Agreement and Plan of Merger, dated as of July 2, 2002, by and among Berkshire Hathaway Inc., BG Merger Sub Inc. and Garan, Incorporated.

  2.2 Stockholders Agreement, dated as of July 2, 2002, by and among Berkshire Hathaway Inc., BG Merger Sub Inc., and the stockholders named therein.

  4.1 Amendment, dated as of July 2, 2002, to the Amended and Restated Rights Agreement, dated as of April 21, 1993 (as amended October 1, 2001), by and between Garan, Incorporated, JPMorgan Chase Bank (successor to
              Chemical Bank), and Mellon Investor Services LLC
              (Incorporated by reference to the Company's Registration Statement on Form 8-A filed on July 3, 2002).

  10.1 Amendatory Agreement, dated as of July 2, 2002, between Garan, Incorporated and Seymour Lichtenstein.

  10.2 Amendatory Agreement, dated as of July 2, 2002, between Garan, Incorporated and Jerald Kamiel.

  10.3 Amendatory Agreement, dated as of July 2, 2002, between Garan, Incorporated and William J. Wilson.

  10.4 Amendatory Agreement, dated as of July 2, 2002, between Garan, Incorporated and Rodney Faver.

  99.1        Joint Press Release, dated July 2, 2002, of Garan,
              Incorporated and Berkshire Hathaway Inc.